Supplement dated November 14, 2011
to the Prospectus of the
Madison Mosaic Equity Trust for the Balanced Fund dated May 1, 2011

This Supplement dated November 14, 2011 amends the Prospectus of the Madison Mosaic Equity Trust dated May 1, 2011 for the Balanced Fund.  Please keep this Supplement with your records.

The Board of Trustees of the Madison Mosaic Balanced Fund (the “Fund”) recently approved the following changes to the Fund—which will become effective on or about February 15, 2012—in an effort to make the Fund more attractive to investors:

•	The Fund’s name will change to the Madison Mosaic Dividend Income Fund.

•
While the investment objective of the Fund will not change, the investment strategies intended to be used by the Fund’s investment adviser, Madison Investment Advisors, LLC, on behalf of the Fund in seeking to achieve that objective will change.  Namely, the adviser will seek companies with a market capitalization of over $1 billion and a history of dividends with the ability to increase dividends over time.  The adviser will identify investment opportunities by screening for companies that generally have the following characteristics:

➢	a dividend yield of at least 100% of the market dividend yield;
➢	a strong balance sheet;
➢	a dividend that has been maintained and which is likely to increase;
➢	trade on the high side of the company’s relative historical dividend yield, due to issues which the adviser views as short-term; and
➢	other compelling valuation characteristics.

•
Under normal market conditions, the newly constituted Fund expects to be fully invested in equity securities, but will maintain the flexibility to hold up to 20% of the Fund’s assets in fixed income securities when warranted in the discretion of the adviser.  Additionally, the adviser may write covered call options against equity holdings, not to exceed 25% of the Fund’s holdings.

•
Currently, Jay Sekelsky and Paul Lefurgey co-manage the Fund.  Effective with the changes described above, Mr. Lefurgey will be replaced by John Brown, Vice President of the investment adviser.  Mr. Brown has managed a strategy similar to that described above for more than 20 years. Mr. Brown joined the adviser’s equity management team staff in July 2009.  Prior to that, he was a portfolio manager for MEMBERS Capital Advisors, Inc., Madison, WI.

As noted above, there will be no change to the Fund’s investment objective.  In addition, there will be no change to the Fund’s management fee, and there are currently no changes contemplated with regard to the Fund’s other fees.   None of the changes described above require shareholder approval.

The Board of Trustees and Fund management believe that shareholders will find the changes described above attractive for a variety of reasons, including the following:

•	Interest rates are at historic lows and dividend yields are higher than what investors can receive in fixed income markets.

•
Unlike a bond, dividend payments can be increased over time.  This is especially important should the U.S. economy enter an inflationary environment because fixed income securities will only continue to pay the fixed coupon rate.

•
Dividend paying stocks tend to be less volatile than non-dividend paying stocks.  Stocks are intrinsically valued on a discounted cash flow basis; therefore, the greater the cash flow (i.e., dividends) in the early years, the more certainty it provides to the adviser about the value of the security.